Exhibit 10.2

STOCK SURRENDER AGREEMENT

This STOCK SURRENDER AGREEMENT (the “Agreement”) dated as of October 20, 2015, by and between VAPE Holdings, Inc. (the “Company”) and the undersigned shareholder (the “Shareholder”) of Company common stock.

W I T N E S S E T H:

WHEREAS, on or about March 12, 2015, as applicable, the Shareholder was issued the number of shares of common stock set forth opposite the Shareholder’s name on Schedule A hereto, par value of $0.00001 per share (the “Common Stock”) pursuant to a bonus stock grant by the Company;

WHEREAS, the Shareholder desires to surrender his legal right, title and interest in the Common Stock to the Company which will be held by the Company as treasury stock;

NOW, THEREFORE, in consideration of the promises and mutual covenants, agreements, representations and warranties herein contained, the parties hereto agree as follows:

1. Surrender of Shares. Subject to the terms and conditions of this Agreement, as of the date first above written, the Shareholder hereby surrender all legal right, title and interest in the Shares to the Company to be held by the Company as treasury stock. The Shareholder shall receive no consideration for the surrendered Shares.

2. Further Assurances. The Shareholder represents and warrants to the Company that (a) he is the beneficial and registered owner of the Shares, which are free and clear of all liens, charges, encumbrances and any other rights of others; (b) he has good and sufficient power, authority and right to enter into and deliver this agreement and to transfer the legal and beneficial title and ownership of the Shares to the Company, free and clear of all liens, charges and encumbrances; (c) he has duly executed and delivered this agreement and it constitutes a valid and legally binding obligation on him, enforceable against him in accordance with its terms; (d) there is no contract, option or any other right of another binding upon or which at any time in the future may become binding upon him to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Shares other than pursuant to the terms of this agreement; and (e) after the date hereof, the Shareholder agrees to take any and all actions necessary to surrender the Shares to the Company.

3. Acknowledgements. The parties hereto acknowledge and agree that the intent and purpose of the transaction contemplated by this Agreement is not to hinder or defraud any creditor of Shareholder. The Shareholder acknowledges that he has read this agreement, understands it and voluntarily accepts its terms. The Shareholder further acknowledges that this agreement is executed voluntarily and without any duress or undue influence on the part of or on behalf of the Company.

4. Entire Agreement: Amendments. This Agreement contains, and is intended as, a complete statement of all the terms of the arrangements between the parties with respect to the matters provided for and supersedes any and all prior agreements, arrangements and understandings between the parties with respect to the matters provided for herein. No alteration, waiver, amendment, change or supplement hereto shall be binding or effective unless the same is set forth in writing, signed by the parties hereto or a duly authorized representative thereof.

5. Notices. Any notices required or permitted to be given under this Agreement shall be in writing, signed by the party giving such notice and shall be deemed duly given when sent by registered or certified mail return receipt requested, to the other parties hereto at such parties address set forth on the signature page hereto or at such other address as such parties shall designate by similar notice to the other parties.

6. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California, without giving effect to principles of conflicts of law or choice of law. Each Shareholders and the Company hereby agree that the state and federal courts located in Los Angeles, California, shall have exclusive jurisdiction and venue over all actions relating to this Agreement.

IN WITNESS WHEREOF, the parties have hereunto executed this Agreement on the day and year first above written.

VAPE HOLDINGS, INC.

By:	/s/ Kyle Tracey
Name:	Kyle Tracey
Title:	CEO

SHAREHOLDER

Schedule A

Shareholder	Number of Shares to be Transferred to the Company

3